Exhibit 99.2

                        ADDENDUM TO AMENDED AND RESTATED
                              EMPLOYMENT AGREEMENT

         This Addendum to the Amended and Restated Employment Agreement (this "ADDENDUM") is entered into by and between Mark Gaertner (hereinafter "EMPLOYEE"), Powerize.com, Inc. (hereinafter "POWERIZE"), and Hoover's, Inc. (hereinafter "HOOVER'S") and is made and entered into with reference to the following facts:

         A. Employee was originally hired by Powerize on May 31, 1997. On May 28, 1999, Employee and Powerize entered into an Amended and Restated Employment Agreement (the "AGREEMENT"), effective December 31, 1998, which governs the Employee's current terms and conditions of employment. A true and correct copy of the Agreement is attached hereto as Exhibit A.

         B. Powerize and Hoover's have entered into an Agreement and Plan of Merger and Reorganization (the "MERGER AGREEMENT") dated July 12, 2000, pursuant to which Hoover's is purchasing all of the outstanding shares of capital stock of Powerize, which includes all of the shares owned by Employee.

         C. Pursuant to the terms of the merger, Powerize will become a wholly-owned subsidiary of Hoover's.

         D. As a result of the merger, Powerize and Employee agree that it is necessary to enter into the following agreement to amend certain terms and conditions of Employee's employment.

         E. Section 15 of the Agreement requires that any amendment or modification of the agreement be in writing.

         F. This Addendum will go into effect upon the Closing (as defined in the Merger Agreement) of the merger. In the event the merger does not close for any reason, this Addendum shall become null and void.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the covenants and promises contained herein, Employee agrees as follows:

                  1. The Agreement executed by Employee on May 28, 1999 will remain in full force and effect, including, but not limited to, Sections 12, 13, and 14 of the Agreement, except for any amendments contained herein.

                  2. All references to the "Company" contained in Sections 12, 13, 14, and 16 in the Agreement will hereafter mean Powerize and Hoover's, and their respective parents, subsidiaries, successors and assigns.

                  3. Employee acknowledges and agrees that Section 1 of the Agreement is hereby amended and restated as follows:

                  EMPLOYMENT. The Company hereby employs the Employee as President of Powerize.com, Inc., a wholly-owned subsidiary of Hoovers, Inc. Employee agrees to continue in this position (or in any other position approved by the Employee) during the Term of this Agreement.

                  4. Employee acknowledges and agrees that Section 2 of the Agreement is hereby amended and restated as follows:

                  TERM. This Agreement shall commence on the Closing of the merger pursuant to the Merger Agreement and shall continue until June 15, 2001 (the "TERM"). This Agreement, and Executive's employment with the Company, will automatically continue on an at-will basis at the same Annual Base Salary at the conclusion of the Term unless this Agreement is renewed by the parties, in writing, prior to the expiration of the Term.

                  5. Section 6A of the Agreement is modified to provide that Executive shall serve as President of Powerize.

                  6. Employee acknowledges and agrees that Section 10 of the Agreement is hereby amended and restated as follows:

                  TERMINATION OF EMPLOYMENT BY THE COMPANY WITHOUT CAUSE. Notwithstanding the provisions of Section 2 of this Agreement, the Board of Directors may terminate the Employee's employment at any time, for reasons other than Cause by notifying the Employee in writing of such termination. If the Employee is terminated pursuant to this
         Section 10 for reasons other than for Cause, the Company shall pay the Employee, (i) an amount equal to six (6) months of his base salary at the rate in effect immediately prior to the date of termination, less statutory deductions and withholdings and payable in accordance with the Company's normal payroll practices, and (ii) the unpaid balance of any deferred compensation owed to the Employee. Employee shall immediately thereafter forfeit all rights and benefits (other than vested benefits), including but not limited to any right to compensation pursuant to Section 4 or 5 of this Agreement he would otherwise have been entitled to receive under this Agreement. The Company and the Employee thereafter shall have no further obligations under this Agreement except as otherwise provided in Sections 12, 13 and 14 of this Agreement.

                  7. The third paragraph of Section 11 of the Agreement is deleted in its entirety.

                  8. Nothing contained in Section 12 of the Agreement shall prevent Employee from working for Hoover's, Inc.

                  9. Schedule A to the Employment Agreement, which sets forth Employee's compensation under the Agreement, will be superceded by the attached Schedule A.

                  10. Upon the Closing of the merger of Powerize and Hoover's,
(i) Employee's Powerize options will be converted to Hoover's options pursuant to the terms of the Merger Agreement (hereinafter the "CONVERTED OPTIONS") and
(ii) Employee's unvested Converted Options will accelerate and become fully vested. In addition, following the Closing of the merger and subject to the approval of the Hoover's Board of Directors, Employee will be issued an option, in accordance with the terms of the Hoover's Stock Option Plan, to purchase _______ shares of Hoover's common stock, where ________ is equal to the difference between fifty-five thousand (55,000) and the number of Converted Options (hereinafter the "HOOVER'S OPTION GRANT"). The Hoover's Option Grant shall be issued at a grant price equal to the fair market value of the Company's common stock on the date of the grant. The Hoover's Option Grant shall vest twenty-five percent (25%) upon Employee's completion of each year of employment with Hoover's so that the entire Hoover's Option Grant will be vested on the fourth anniversary of the date of grant, provided that Employee continues to be employed by Hoover's. The Hoover's Option Grant will not be subject to acceleration as a result of the merger between Powerize and Hoover's, or any other subsequent change of control.

                  11. The Company agrees to provide Employee with a car allowance in the amount of $500 per month, less statutory deductions and withholdings. The car allowance will be payable either as an increase in salary by $500 per month or as a separate monthly. The payment method will be determined by the Company prior to the Closing.

                  12. This Addendum, the Agreement, the Merger Agreement and the documents executed in connection with the Merger Agreement, supersede all prior discussions and agreements among the Employee, Powerize, and Hoover's with respect to the subject matter hereof and contain the sole and entire agreement between the parties hereto with respect thereto. This Addendum and the Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  13. This Addendum may be executed in one or more counterparts and by facsimile, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                            [SIGNATURES ON NEXT PAGE]

MARK GAERTNER

 /s/ MARK GAERTNER                                    7/12/00
-----------------------------------                   ---------------
Employee Signature                                    Date


POWERIZE.COM, INC.

 /s/ TED S. BAGHERI                                   7/12/00
-----------------------------------                   ---------------
Powerize.com, Inc. Representative                     Date
Name:   Ted S. Bagheri
        ---------------------------
Title:  CFO
        ---------------------------


HOOVER'S, INC.

 /s/ CARL G. SHEPHERD                                 7/12/00
-----------------------------------                   ---------------
Hoover's, Inc. Representative                         Date

Name:   Carl G. Shepherd
        ---------------------------
Title:  EVP/COO
        ---------------------------

                               REVISED SCHEDULE A

                                  COMPENSATION

ANNUAL BASE SALARY

$13,541.67 per month ($162,500 total annual salary)

ANNUAL BONUS ELIGIBILITY

Employee will be eligible for an annual target bonus opportunity between 30% and 50% of Employee's annual base salary (the "TARGET BONUS"). Employee will be eligible for a Tagret Bonus of 30% of base salary if Employee meets 100% of the targets set by the Board of Directors. Employee will be eligible for a maximum Target Bonus of 50% of base salary if Employee meets 120% or more of the targets set by the Hoover's Board of Directors. The amount of Employee's annual Target Bonus will be determined by the Hoover's Board of Directors at its June 2001 Board meeting.

The Target Bonus will consist of the following components:

        - 60% of the Target Bonus will be determined by Employee meeting revenue targets determined by the Hoover's Board of Directors for the Powerize subsidiary.

         - 40% of the Target Bonus will be determined by Employee meeting performance targets established for all Hoover's senior management based on the overall performance of Hoover's.

The targets for the Target Bonus will be determined by the Hoover's Board of Directors within sixty (60) days of the Closing of the merger.